Property, plant and equipment	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]

10 Property, plant and equipment

(in USD million)	Machinery, equipment and transportation equipment, including vessels	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Total

Cost at 31 December 2017	3,470	157,533	8,646	866	18,140	188,656
Additions through business combinations	76	2,473	0	48	1,370	3,968
Additions and transfers	90	13,017	328	32	(3,322)	10,144
Disposals at cost	(12)	(505)	(0)	(1)	(366)	(884)
Effect of changes in foreign exchange	(28)	(5,752)	(314)	(13)	(861)	(6,967)

Cost at 31 December 2018	3,596	166,766	8,660	932	14,961	194,916

Accumulated depreciation and impairment losses at 31 December 2017	(2,853)	(113,781)	(6,200)	(439)	(1,746)	(125,019)
Depreciation	(137)	(9,249)	(426)	(29)	0	(9,841)
Impairment losses	0	(762)	0	0	(32)	(794)
Reversal of impairment losses	155	1,087	0	0	156	1,398
Transfers	(0)	(1,799)	(229)	(1)	1,067	(961)
Accumulated depreciation and impairment on disposed assets	12	602	0	0	366	980
Effect of changes in foreign exchange	21	4,312	242	4	5	4,583

Accumulated depreciation and impairment losses at 31 December 2018	(2,802)	(119,589)	(6,613)	(465)	(185)	(129,654)

Carrying amount at 31 December 2018	794	47,177	2,048	467	14,776	65,262

Estimated useful lives (years)	3-20	UoP1)	15 - 20	20 - 332)

(in USD million)	Machinery, equipment and transportation equipment, including vessels	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Total

Cost at 31 December 2016	3,394	142,750	8,262	859	17,315	172,579
Additions and transfers	56	10,181	331	47	111	10,727
Disposals at cost	(7)	0	(288)	(50)	(30)	(374)
Effect of changes in foreign exchange	27	4,602	342	10	743	5,724

Cost at 31 December 2017	3,470	157,533	8,646	866	18,140	188,656

Accumulated depreciation and impairment losses at 31 December 2016	(2,767)	(100,971)	(5,772)	(446)	(3,068)	(113,023)
Depreciation	(122)	(9,051)	(485)	(29)	0	(9,688)
Impairment losses	0	(917)	(0)	0	0	(917)
Reversal of impairment losses	48	935	0	0	989	1,972
Transfers	0	(422)	(1)	(0)	370	(53)
Accumulated depreciation and impairment on disposed assets	5	(24)	285	39	18	323
Effect of changes in foreign exchange	(17)	(3,331)	(227)	(4)	(55)	(3,634)

Accumulated depreciation and impairment losses at 31 December 2017	(2,853)	(113,781)	(6,200)	(439)	(1,746)	(125,019)

Carrying amount at 31 December 2017	617	43,753	2,446	427	16,394	63,637

Estimated useful lives (years)	3-20	UoP 1)	15 - 20	20 - 33 2)

  Depreciation according to unit of production method (UoP), see note 2 Significant accounting policies.
  Land is not depreciated.

The carrying amount of assets transferred to Property, plant and equipment from Intangible assets in 2018 and 2017 amounted to USD 161 million and USD 401 million, respectively.

For additions through business combinations, see note 4 Acquisitions and disposals.

Impairments/reversal of impairments

(in USD million)	Property, plant and equipment	Intangible assets3)	Total

At 31 December 2018
Producing and development assets1)	(604)	237	(367)
Acquisition costs related to oil and gas prospects2)	-	52	52

Total net impairment loss/(reversal) recognised	(604)	289	(315)

At 31 December 2017
Producing and development assets1)	(1,056)	(326)	(1,381)
Acquisition costs related to oil and gas prospects2)	-	245	245

Total net impairment loss/(reversal) recognised	(1,056)	(81)	(1,137)

  Producing and development assets and goodwill are subject to impairment assessment under IAS 36. The total net impairment reversal recognised under IAS 36 in 2018 amount to USD 367 million, compared to 2017 when the net impairment reversal amounted to USD 1,381 million, including impairment reversals and impairments of acquisition costs - oil and gas prospects (intangible assets).
  Acquisition costs related to exploration activities, subject to impairment assessment under the successful efforts method (IFRS 6).
  See note 11 Intangible assets.

For impairment purposes, the asset's carrying amount is compared to its recoverable amount. The recoverable amount is the higher of fair value less cost of disposal (FVLCOD) and estimated value in use (VIU).

The base discount rate for VIU calculations is 6.0% real after tax. The discount rate is derived from Equinor's weighted average cost of capital. A derived pre-tax discount rate would generally be in the range of 7-12%, depending on asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. For certain assets a pre-tax discount rate could be outside this range, mainly due to special tax elements (for example permanent differences) affecting the pre-tax equivalent. See note 2 Significant accounting policies for further information regarding impairment on property, plant and equipment.

The table below describes per area the assets being impaired (reversed) and the valuation method used to determine the recoverable amount; the net impairment (reversal), and the carrying amount after impairment.

		2018		2017
(in USD million)	Valuation method	Carrying amount after impairment	Net impairment loss (reversal)	Carrying amount after impairment	Net impairment loss (reversal)

At 31 December
Exploration & Production Norway	VIU	1,966	(201)	2,169	(826)
	FVLCOD	1,232	(402)	1,507	(80)
North America - unconventional	VIU	5,771	762	5,017	(1,266)
	FVLCOD	0	0	1,422	856
North America Conventional offshore US Gulf of Mexico	VIU	3,989	(246)	1,200	(17)
	FVLCOD	0	0	0	0
North Africa	VIU	451	(126)	0	0
	FVLCOD	0	0	0	0
Marketing, Midstream & Processing	VIU	403	(155)	263	(48)
	FVLCOD	0	0	0	0

Total		13,813	(367)	11,578	(1,381)

Exploration & Production Norway

In Exploration & Production Norway impairment reversals of USD 604 million were recognised in 2018 mainly due to change in long term exchange rate assumptions.

In 2017 net impairment reversal of USD 906 million was recognised, mainly triggered by increased reserves, cost reductions and increased short term price assumptions.

North America - unconventional

In the North America – unconventional area impairment losses of USD 762 million of which USD 237 million was classified as exploration expenses were recognised in 2018 mainly caused by reduced long term price assumptions and reduced fair value of one asset.

In 2017 a net impairment reversal of USD 410 million was recognised.

North America Conventional offshore Gulf of Mexico

In 2018 net impairment reversal of USD 246 million was recognised due to improved production profile and various operational improvements partially offset by negative changes in reserve estimates.

In 2017 the North America Conventional offshore Gulf of Mexico area recognised net impairment reversal of USD 17 million.

Marketing, Midstream & Processing

In 2018 an impairment reversal of USD 155 million was recognised due to increased refinery margin forecast.

Marketing, Midstream & Processing recognised an impairment reversal of USD 48 million in 2017.

North Africa

In 2018 an impairment reversal of USD 126 million was recognised due to an extension of licence period.

No impairments or reversals were recognised in the North Africa area in 2017.

Value in Use (VIU) estimates and discounted cash flows used to determine the recoverable amount of assets tested for impairment are based on internal forecasts on costs, production profiles and commodity prices. Short term commodity prices (2019/2020/2021) are forecasted by using observable forward prices for 2019 and a linear projection towards the 2022 internal forecast.

The price assumptions used for impairment calculations were generally as follows (prices used in 2017 impairment calculations for the respective years are indicated in brackets):

Year Prices in real terms1)	2019		2020		2025		2030

Brent Blend – USD/bbl	62	(66)	66	(70)	77	(80)	80	(84)
NBP - USD/mmBtu	7.7	(6.7)	7.4	(6.8)	8.0	(8.4)	8.0	(8.4)
Henry Hub – USD/mmBtu	3.1	(3.4)	3.2	(3.7)	4.0	(4.2)	4.0	(4.2)
1) Basis year 2018

Sensitivities

Commodity prices have historically been volatile. Significant downward adjustments of Equinor’s commodity price assumptions would result in impairment losses on certain producing and development assets in Equinor’s portfolio. If a decline in commodity price forecasts over the lifetime of the assets were 20%, considered to represent a reasonably possible change, the impairment amount to be recognised could illustratively be in the region of USD 8 billion before tax effects. This illustrative impairment sensitivity assumes no changes to input factors other than prices; however, a price reduction of 20% is likely to result in changes in business plans as well as other factors used when estimating an asset’s recoverable amount. Changes in such input factors would likely significantly reduce the actual impairment amount compared to the illustrative sensitivity above. Changes that could be expected would include a reduction in the cost level in the oil and gas industry as well as offsetting currency effects, both of which have historically occurred following significant changes in commodity prices. The illustrative sensitivity is therefore not considered to represent a best estimate of an expected impairment impact, nor an estimated impact on revenues or operating income in such a scenario. A significant and prolonged reduction in oil and gas prices would also result in mitigating actions by Equinor and its licence partners, as a reduction of oil and gas prices would impact drilling plans and production profiles for new and existing assets. Quantifying such impacts is considered impracticable, as it requires detailed technical, geological and economical evaluations based on hypothetical scenarios and not based on existing business or development plans.